EXHIBIT 99.3

         THE TRANSFER OF THIS AGREEMENT IS SUBJECT TO CERTAIN PROVISIONS
                   CONTAINED HEREIN AND TO RESALE RESTRICTIONS
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED


                             STOCK OPTION AGREEMENT
                             ----------------------

                  STOCK OPTION AGREEMENT ("Option Agreement") dated March 9, 1998, by and between COMMERCIAL FEDERAL CORPORATION ("Commercial"), a Nebraska corporation registered as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended ("HOLA"), and FIRST COLORADO BANCORP, INC. ("Bancorp"), a Colorado corporation registered as a savings and loan holding company under the HOLA.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Board of Directors of Commercial and the Board of Directors of Bancorp have approved a Reorganization and Merger Agreement dated as of even date herewith (the "Merger Agreement") providing, among other things, for the merger of Bancorp with and into Commercial;

                  WHEREAS, as a condition and inducement to Commercial's entering into the Merger Agreement, Commercial has required that Bancorp agree, and Bancorp has agreed, to grant to Commercial the Option (as hereinafter defined);

                  NOW, THEREFORE, in consideration of the premises contained herein and in the Merger Agreement, the parties agree as follows:

                  1. Definitions.
                     ------------

                  Capitalized terms used but not defined herein shall have the same meanings as in the Merger Agreement.

                  2. Grant of Option.
                     ----------------

                  Subject to the terms and conditions set forth herein, Bancorp hereby grants to Commercial an option (the "Option") to purchase up to 3,348,533 fully paid and nonassessable, authorized and unissued shares of Bancorp Common Stock at a price of $24.125 per share (the "Purchase Price") payable in cash as provided in Section 4 hereof; provided, however, that in no event shall the number of shares of Bancorp Common Stock for which this Option is exercisable exceed 19.9% of Bancorp's issued and outstanding shares of Bancorp Common Stock (without giving effect to any shares subject to or issued pursuant to the Option). The number of shares of Bancorp Common Stock that may be received upon the exercise of the Option and the Purchase Price are subject to adjustment as herein set forth.

                  3. Exercise of Option.
                     -------------------

        (a) Commercial may exercise the Option, in whole or in part, at any time or from time to time only if a Purchase Event (as defined below) shall have occurred; provided, however, that (i) to the extent the Option shall not have been exercised, it shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time of the Merger, (B) the termination of the Merger Agreement in accordance with any of Sections 8.1(a)(i), 8.1(a)(ii), 8.1(a)(iii) (but only upon termination by (I) Bancorp under such Section 8.1(a)(iii) or (II) by Commercial under such Section 8.1(a)(iii) other than with respect to a willful breach by Bancorp), 8.1(a)(iv), 8.1(a)(vi) or 8.1(a)(vii) thereof, and (C) 12 months following the

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termination  of  the  Merger  Agreement  in  accordance  with  any  of  Sections
8.1(a)(iii) (but only upon termination by Commercial under such Section 8.1(a)(iii) with respect to a willful breach by Bancorp) or 8.1(a)(v) thereof, provided that, with respect to any of the foregoing, if such termination follows an Extension Event (as defined below), the Option shall not terminate until the date that is 18 months following such termination; (ii) if the Option cannot be exercised on such day because of any injunction, order or similar restraint issued by a Governmental Authority of competent jurisdiction, the Option shall expire on the 30th Business Day after such injunction, order or restraint shall have been dissolved or when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be; and (iii) that any such exercise shall be subject to compliance with Applicable Law, including the HOLA. This Option may not be exercised at any time when Commercial shall be in willful and material breach of any of its covenants or agreements contained in the Merger Agreement such that Bancorp shall be entitled to terminate the Merger Agreement pursuant to Section 8.1(a)(iii) thereof.

            (b) As used herein, a "Purchase Event" shall mean any of the following events:

            (i) Bancorp or any Bancorp Subsidiary, without having received prior written consent from Commercial, shall have entered into, authorized, recommended, proposed or publicly announced its intention to enter into, authorize, recommend, or propose, an agreement, arrangement or understanding with any Person (other than Commercial or any Commercial Subsidiary) to (A) effect a merger or consolidation or similar transaction involving Bancorp or any Bancorp Subsidiary (other than internal mergers, reorganizing actions, consolidations or dissolutions involving only existing Bancorp Subsidiaries), (B) purchase, lease or otherwise acquire 20% or more of the assets of Bancorp or any Bancorp Subsidiary or (C) purchase or otherwise acquire (including by way of merger, consolidation, share exchange or similar transaction) Beneficial Ownership of securities representing 20% or more of the voting power of Bancorp or any Bancorp Subsidiary;


             (ii) any Person (other than Commercial or any Commercial Subsidiary or any Person acting in concert with Commercial; or Bancorp or any Bancorp Subsidiary in a fiduciary capacity) shall have acquired Beneficial Ownership of 20% or more of the voting power of Bancorp or any Bancorp Subsidiary; or

            (iii) Bancorp's Board of Directors shall have withdrawn, modified or changed in a manner adverse to Commercial the recommendation of Bancorp's Board of Directors with respect to the Merger, the Merger Agreement or the transactions contemplated thereby, unless the Board of Directors of Bancorp reasonably determines in good faith not to so recommend based upon the advice of counsel, which counsel either is Malizia, Spidi, Sloane & Fisch, P.C. or is otherwise reasonably acceptable to Commercial, to the effect that to so recommend would constitute a violation of the Board's fiduciary duties under Applicable Law, in each case after an Extension Event.

             (c) As used herein, the term "Extension Event" shall mean any of the following events:

             (i)  a Purchase  Event of the type  specified in clauses (b)(i) and
          (b)(ii) above;

             (ii) any Person (other than Commercial or any Commercial Subsidiary) shall have "commenced" (as such term is defined in Rule 14d-2 under the Exchange Act), or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase shares of Bancorp Common Stock such that, upon consummation of such offer, such Person would have Beneficial Ownership (as defined below) or the right to acquire Beneficial Ownership of 10% or more of the voting power of Bancorp or any Bancorp Subsidiary; or

             (iii) any Person (other than Commercial or any Commercial Subsidiary; or Bancorp or any Bancorp Subsidiary in a fiduciary capacity) shall have publicly announced its willingness, or shall have publicly announced a bona fide proposal, or publicly disclosed an intention to make a bona fide proposal, (x) to make an offer described in clause (ii) above or (y) to engage in a transaction described in clause (i) above.

             (d)  As  used  herein,   the  terms   "Beneficial   Ownership"  and
"Beneficially Own" shall have the meanings ascribed to them in Rule 13d-3 under the Exchange Act.

             (e) In the event Commercial wishes to exercise the Option, it shall deliver to Bancorp a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three Business Days nor later than 60 calendar days from the Notice Date for the closing of such purchase (the "Closing Date").

             4. Payment and Delivery of Certificates.
                -------------------------------------

             (a) At the closing referred to in Section 3 hereof, Commercial shall pay to Bancorp the aggregate Purchase Price for the shares of Bancorp Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Bancorp.

             (b) At such closing, simultaneously with the delivery of cash as provided in Section 4(a), Bancorp shall deliver to Commercial a certificate or certificates representing the number of shares of Bancorp Common Stock purchased by Commercial, registered in the name of Commercial or a nominee designated in writing by Commercial, and Commercial shall deliver to Bancorp a letter agreeing that Commercial shall not offer to sell, pledge or otherwise dispose of such shares in violation of Applicable Law or the provisions of this Option Agreement.

             (c) If at the time of issuance of any Bancorp Common Stock pursuant to any exercise of the Option, Bancorp shall have issued any share purchase rights or similar securities to holders of Bancorp Common Stock, then each such share of Bancorp Common Stock shall also represent rights with terms substantially the same as and at least as favorable to Commercial as those issued to other holders of Bancorp Common Stock.

             (d) Certificates for Bancorp Common Stock delivered at any closing hereunder shall be endorsed with a restrictive legend which shall read substantially as follows:

                  The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and ____________________, a copy of which is on file at the principal office of ____________________, and to resale restrictions arising under the Securities Act of 1933 and any applicable state securities laws. A copy of such agreement will be provided to the holder hereof without charge upon receipt by __________________ of a written request therefor.

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Commercial shall have delivered to Bancorp an opinion of counsel, in form and substance reasonably satisfactory to Bancorp and its counsel, to the effect that such legend is not required for purposes of the Securities Act and any applicable state securities laws.

               5. Authorization, etc.
                  -------------------

             (a) Bancorp hereby represents and warrants to Commercial that:

             (i) Bancorp has full corporate authority to execute and deliver this Option Agreement and, subject to Section 11(i), to consummate the transactions contemplated hereby;

             (ii) such execution, delivery and consummation have been authorized
         by  the  Board  of  Directors  of  Bancorp,   and  no  other  corporate
         proceedings are necessary therefor;

             (iii) this Option Agreement has been duly and validly executed and delivered and represents a valid and legally binding obligation of Bancorp, enforceable against Bancorp in accordance with its terms; and

             (iv) Bancorp has taken all necessary corporate action to authorize and reserve and, subject to Section 11(i), permit it to issue and, at all times from the date hereof through the date of the exercise in full or the expiration or termination of the Option, shall have reserved for issuance upon exercise of the Option, 3,348,533 shares of Bancorp Common Stock, all of which, upon issuance pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free and clear of all claims, liens, encumbrances, restrictions (other than federal and state securities restrictions) and security interests and not subject to any preemptive rights.

            (b) Commercial hereby represents and warrants to Bancorp that:

            (i) Commercial has full corporate authority to execute and deliver this Option Agreement and, subject to Section 11(i), to consummate the transactions contemplated hereby;

            (ii) such execution, delivery and consummation have been authorized by all requisite corporate action by Commercial, and no other corporate proceedings are necessary therefor;

             (iii) this Option Agreement has been duly and validly executed and delivered and represents a valid and legally binding obligation of Commercial, enforceable against Commercial in accordance with its terms; and

             (iv) any Bancorp Common Stock or other securities acquired by Commercial upon exercise of the Option will not be taken with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in compliance with the Securities Act.

             6.  Adjustment upon Changes in Capitalization.
                 ------------------------------------------

                  In the event of any change in Bancorp Common Stock by reason of stock dividends, split-ups, recapitalizations or the like, the type and number of shares subject to the Option, and the Purchase Price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of Bancorp Common Stock are issued after the date of this Option Agreement (other than pursuant to an event described in the preceding sentence or pursuant to this Option Agreement), the number of shares of Bancorp Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals at least 19.9% of the number of shares of Bancorp Common Stock then issued and outstanding (without considering any shares subject to or issued pursuant to the Option).

              7.  Repurchase.
                  -----------

              (a) Subject to Section 11(i), at the request of Commercial at any time commencing upon the occurrence of a Purchase Event and ending 13 months immediately thereafter (the "Repurchase Period"), Bancorp (or any successor entity thereof) shall repurchase the Option from Commercial together with all (but not less than all, subject to Section 10) shares of Bancorp Common Stock purchased by Commercial pursuant thereto with respect to which Commercial then has Beneficial Ownership, at a price (on a per share basis, the "Per Share Repurchase Price") equal to the sum of:

              (i) The aggregate Purchase Price paid by Commercial for any shares of Bancorp Common Stock acquired pursuant to the Option;

             (ii) The difference between (A) the "Market/Tender Offer Price" for shares of Bancorp Common Stock (defined as the higher of (x) the highest price per share at which a tender or exchange offer has been made for shares of Bancorp Common Stock or (y) the highest closing mean of the "bid" and the "ask" price per share of Bancorp Common Stock reported by NASDAQ, the automated quotation system of the National Association of Securities Dealers, Inc., for any day within that portion of the Repurchase Period which precedes the date Commercial gives notice of the required repurchase under this Section 7) and (B) the Purchase Price as determined pursuant to Section 2 hereof (subject to adjustment as provided in Section 6), multiplied by the number of shares of Bancorp Common Stock with respect to which the Option has not been exercised, but only if the Market/Tender Offer Price is greater than such Purchase Price;

              (iii) The difference between the Market/Tender Offer Price and the Purchase Price paid by Commercial for any shares of Bancorp Common Stock purchased pursuant to the exercise of the Option, multiplied by the number of shares so purchased, but only if the Market/Tender Offer Price is greater than such Purchase Price; and

              (iv) Commercial's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement, including, without limitation, legal, accounting and investment banking fees;

provided, however, that if such price is greater than an amount (the "Maximum Repurchase Price") equal to the sum of (x) $20,000,000 and (y) the amount set forth in (i) above, then such price shall be deemed to be the Maximum Repurchase Price for all purposes hereunder.

              (b) In the  event  Commercial  exercises  its  rights  under  this
Section 7, Bancorp shall, within 10 Business Days thereafter, pay the required amount to Commercial by wire transfer of immediately available funds to an account designated by Commercial and Commercial shall surrender to Bancorp the Option and the certificates evidencing the shares of Bancorp Common Stock purchased thereunder with respect to which Commercial then has Beneficial Ownership, and Commercial shall warrant that it has sole record and Beneficial Ownership of such shares and that the same are free and clear of all liens, claims, charges, restrictions and encumbrances of any kind whatsoever.

              (c) In determining the Market/Tender Offer Price, the value of any consideration other than cash shall be determined by an independent nationally recognized investment banking firm selected by Commercial and reasonably acceptable to Bancorp.

              8.  Repurchase at Option of Bancorp and Right of First Refusal.

              (a) Except to the extent that Commercial shall have previously exercised its rights under Section 7, at the request of Bancorp during the six-month period commencing 13 months following the first occurrence of a Purchase Event, Bancorp may repurchase from Commercial, and Commercial shall sell to Bancorp, all (but not less than all, subject to Section 10) of the Bancorp Common Stock acquired by Commercial pursuant hereto and with respect to which Commercial has Beneficial Ownership at the time of such repurchase at a price per share equal to the greater of (i) 110% of the Market/Tender Offer Price, (ii) the Per Share Repurchase Price or (iii) the quotient obtained by dividing (x) the sum of (A) the aggregate Purchase Price paid for the shares so repurchased plus (B) interest on the aggregate Purchase Price paid for the shares so repurchased from the date of purchase to the date of repurchase at the highest rate of interest announced by Commercial as its prime or base lending or reference rate during such period, less any dividends received on the shares so repurchased, plus (C) Commercial's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement, including, without limitation, legal, accounting and investment banking fees by
(y) the number of shares so repurchased. Any repurchase under this Section 8(a) shall be consummated in accordance with Section 7(b).

              (b) If, at any time after the occurrence of a Purchase Event and prior to the earlier of (i) the expiration of 18 months immediately following such Purchase Event or (ii) the expiration or termination of the Option, Commercial shall desire to sell, assign, transfer or otherwise dispose of the Option or all or any of the shares of Bancorp Common Stock acquired by it pursuant to the Option, it shall give Bancorp written notice of the proposed transaction (an "Offeror's Notice"), identifying the proposed transferee, and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by Commercial to Bancorp, which may be accepted within 10 Business Days of the receipt of such Offeror's Notice, on the same terms and conditions and at the same price at which Commercial is proposing to transfer the Option or such shares to a third party. The purchase of the Option or any such shares by Bancorp shall be closed within 10 Business Days of the date of the acceptance of the offer and the purchase price shall be paid to Commercial by wire transfer of immediately available funds to an account designated by Commercial. In the event of the failure or refusal of Bancorp to purchase the Option or all the shares covered by the Offeror's Notice or if any Governmental Authority disapproves Bancorp's proposed purchase of the Option or such shares, Commercial may, within 60 days from the date of the Offeror's Notice, sell all, but not less than all, of the Option or such shares to such third party at no less than the price specified and on terms no more favorable to the purchaser than those set forth in the Offeror's Notice. The requirements of this Section 8(b) shall not apply to (A) any disposition as a result of which the proposed transferee would Beneficially Own not more than 2% of the voting power of Bancorp or (B) any disposition of Bancorp Common Stock by a Person to whom Commercial has sold shares of Bancorp Common Stock issued upon exercise of the Option.

              9.  Registration Rights.
                  --------------------

                  At any time after a Purchase Event, Bancorp shall, if requested by any holder or Beneficial Owner of shares of Bancorp Common Stock issued upon exercise of the Option (except any Beneficial Owner or holder who acquired all of such Beneficial Owner's or holder's shares in a transaction exempt from the requirements of Section 8(b) by reason of clause (A) thereof) (each a "Holder"), as expeditiously as possible file a registration statement on a form for general use under the Securities Act if necessary in order to permit the sale or other disposition of the shares of Bancorp Common Stock that have been acquired upon exercise of the Option in accordance with the intended method of sale or other disposition requested by any such Holder (it being understood and agreed that any such sale or other disposition shall be effected on a widely distributed basis so that, upon consummation thereof, no purchaser or transferee shall

Beneficially Own more than 2% of the shares of Bancorp Common Stock then outstanding). Each such Holder shall provide all information reasonably requested by Bancorp for inclusion in any registration statement to be filed hereunder. Bancorp shall use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions.  The  registration  effected  under  this  Section  9 shall  be at
Bancorp's expense except for underwriting commissions and the fees and disbursements of such Holders' counsel attributable to the registration of such Bancorp Common Stock. In no event shall Bancorp be required to effect more than two registrations hereunder. The filing of the registration statement hereunder may be delayed for such period of time as may reasonably be required to facilitate any public distribution by Bancorp of Bancorp Common Stock or if a special audit of Bancorp would otherwise be required in connection therewith. If requested by any such Holder in connection with such registration, Bancorp shall become a party to any underwriting agreement relating to the sale of such
shares,   but  only  to  the   extent  of   obligating   itself  in  respect  of
representations, warranties, indemnities and other agreements customarily included in such underwriting agreements for parties similarly situated. Upon receiving any request for registration under this Section 9 from any Holder, Bancorp agrees to send a copy thereof to any other Person known to Bancorp to be entitled to registration rights under this Section 9, in each case by promptly mailing the same, postage prepaid, to the address of record of the Persons entitled to receive such copies, and each such other Person, whether or not known by Bancorp to be entitled thereto, shall be permitted to include shares of Bancorp Common Stock with respect to which such Person is entitled to such registration rights in such registration requested by such Holder, to the extent reasonably practicable.

              10. Severability.
                  -------------

                  Any term, provision, covenant or restriction contained in this Option Agreement held by a Governmental Authority of competent jurisdiction to be invalid, void or unenforceable, shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Option Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Option Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable. If for any reason such Governmental Authority determines that Applicable Law will not permit Commercial or any other Person to acquire, or Bancorp to repurchase or purchase, the full number of shares of Bancorp Common Stock provided in Section 2 hereof (as adjusted pursuant to Section 6 hereof), it is the express intention of the parties hereto to allow Commercial or such other Person to acquire, or Bancorp to repurchase or purchase, such lesser number of shares as may be permissible, without any amendment or modification hereof.

              11. Miscellaneous.
                  --------------

              (a) Expenses. Each of the parties hereto shall pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel, except as otherwise provided herein.

              (b) Entire Agreement. Except as otherwise expressly provided herein, this Option Agreement and the Merger Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral.

              (c) Successors; No Third Party Beneficiaries. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

              (d) Assignment. Other than as provided in Sections 8 and 9 hereof, neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Option Agreement or the Option created hereunder to any other Person (whether by operation of law or otherwise), without the express written consent of the other party.

              (e) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered in accordance with Section 9.6 of the Merger Agreement (which is incorporated herein by reference).

              (f) Counterparts. This Option Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement.

              (g) Specific Performance. The parties hereto agree that if for any reason Commercial or Bancorp shall have failed to perform its obligations under this Option Agreement, then either party hereto seeking to enforce this Option Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that either party hereto may have against the other party hereto for any failure to perform its obligations under this Option Agreement.

              (h) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska applicable to agreements made and entirely to be performed within such state. Nothing in this Option Agreement shall be construed to require any party (or any subsidiary or affiliate of any party) to take any action or fail to take any action in violation of Applicable Law, rule or regulation.

              (i) Regulatory  Approvals;  Section 16(b).  If, in connection with
(A) the exercise of the Option under Section 3 or a sale by Commercial to a third party under Section 8, (B) a repurchase by Bancorp under Section 7 or a repurchase or purchase by Bancorp under Section 8, prior notification to or approval of any Governmental Authority is required, then the required notice or application for approval shall be promptly filed and expeditiously processed and periods of time that otherwise would run pursuant to such Sections shall run instead from the date on which any such required notification period has expired or been terminated or such approval has been obtained, and in either event, any requisite waiting period shall have passed. In the case of clause (A) of this subsection (i), such filing shall be made by Commercial, and in the case of clause (B) of this subsection (i), such filing shall be made by Bancorp, provided that each of Commercial and Bancorp shall use its best efforts to make all filings with, and to obtain consents of, all third parties and Governmental Authorities necessary to the consummation of the transactions contemplated hereby, including without limitation applying to the OTS under the HOLA for approval to acquire the shares issuable hereunder. Periods of time that otherwise would run pursuant to Sections 3, 7 or 8 shall also be extended to the extent necessary to avoid liability under Section 16(b) of the Exchange Act.

              (j) No Breach of Merger Agreement. Nothing contained in this Option Agreement shall, and performance by any party hereto of any of its obligations under this Option Agreement in accordance with their terms shall not, constitute a breach of any of the provisions of the Merger Agreement.

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

              (k) Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision, but only by delivery of a written instrument executed by such party. This Option Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.


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